PURCHASE AND SALE AGREEMENT

            THIS PURCHASE AND SALE AGREEMENT (this "Agreement"), dated as of March ___, 2005 (the "Effective Date"), between AMHERST INVESTORS BUSINESS TRUST, a Delaware business trust ("Seller"), having an address c/o U.S. Realty Advisors, LLC, 1370 Avenue of the Americas, New York, New York 10019 and MICRON REALTY LLC, a New York limited liability company ("Purchaser"), having an address c/o GE Equities Corp., 1701 Utica Avenue, Brooklyn, New York 11234.

                                    RECITALS:

            A. Seller owns the leasehold estates in the Property (as hereinafter defined) pursuant to the terms and conditions of the Agency Leases (as hereinafter defined); and

            B. Purchaser desires to acquire from Seller, and Seller desires to sell to Purchaser, the Property, in accordance with and subject to the terms and conditions of this Agreement.

            NOW, THEREFORE, in consideration of Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, Seller and Purchaser agree as follows:

                                    ARTICLE I
                                   Definitions

            The following capitalized terms used in this Agreement shall have the meanings ascribed to them below:

            "Agency Leases" shall mean collectively (i) the Amended and Restated Lease Agreement, dated as of October 21, 1998, between the Town of Amherst Industrial Development Agency, as lessor, and Seller, as lessee, and (ii) the Consolidated, Amended and Restated Lease Agreement, dated as of October 21, 1998, between the Town of Amherst Industrial Development Agency, as lessor, and Seller, as lessee.

            "Additional Deposit" shall have the meaning set forth in Section 2.02(a) of this Agreement.

            "Assignment of Agency Leases" shall have the meaning set forth in
Section 5.01(b) of this Agreement.

            "Assignment of Net Lease" shall have the meaning set forth in
Section 5.01(b) of this Agreement.

            "Assignments of Leases and Rents" shall mean the two Assignments of Leases and Rents, each dated as of October 26, 1998, made by Seller in favor of Lender.

            "Closing" shall have the meaning set forth in Section 2.03 of this Agreement.

            "Closing Date" shall have the meaning set forth in Section 2.03 of this Agreement.

            "DD Termination Deadline" shall have the meaning set forth in
Section 4.04(a)(iii) of this Agreement.

            "Deposit" shall have the meaning set forth in Section 2.02(a) of this Agreement.

            "Designated Parties" shall have the meaning given such term in
Section 3.01 of this Agreement.

            "Diligence Period" shall have the meaning set forth in Section 4.04(a)(iii) of this Agreement.

            "Effective Date" shall have the meaning given such term in the Preamble of this Agreement.

            "Escrow Agent" shall mean Proskauer Rose LLP.

            "Environmental Indemnity Agreement" shall mean the Environmental Guaranty and Indemnity, dated as of October 26, 1998, made by Seller in favor of Lender.

            "Existing Agreements" shall mean the Property Material Agreements and the other agreements, if any, listed on Exhibit D to this Agreement.

            "Existing Indebtedness" shall mean the indebtedness evidenced by the Mortgage Notes and secured by the Mortgages.

            "Existing Loan Documents" shall mean, collectively, the following agreements:

            (a)  the Mortgage Notes;
            (b)  the Mortgages;
            (c)  the Assignment of Leases and Rents;  and
            (d)  the Environmental Indemnity Agreement.

            "Initial Deposit" shall have the meaning set forth in Section 2.02(a) of this Agreement.

            "Lender" shall mean San Francisco City and County Employees' Retirement System, together with its successors and assigns.

            "Lessee" shall mean Ingram Micro, Inc., a Delaware corporation.

            "Mortgages" shall mean collectively the (i) Mortgage, Security Agreement, Fixture Filing, Financing Statement and Assignment of Leases and Rents, dated as of October 26, 2998, by the Town of Amherst Industrial Development Agency and Seller, as mortgagors, in favor of Lender as mortgagee securing a mortgage note in the original principal amount of $9,800,000,
(ii)Mortgage, Security Agreement, Fixture Filing, Financing Statement and Assignment of Leases and Rents, dated as of October 26, 2998, by the Town of Amherst Industrial Development Agency and Seller, as mortgagors, in favor of Lender as mortgagee securing a mortgage note in the original principal amount of $961,000, and (iii) Mortgage Consolidation, Modification and Spreader Agreement, dated as of October 29, 1998, between the Town of Amherst Industrial Development Agency and Seller, as mortgagors, and Lender, as mortgagee.

            "Mortgage Notes" shall mean collectively (i) the Promissory Note in the original principal amount of $9,800,000, dated as of October 26, 1998, made by Seller in favor of Lender, and (ii) the Promissory Note in the original principal amount of $961,000, dated as of October 26, 1998, made by Seller in favor of Lender.

            "Net Lease" shall mean that certain Consolidated, Amended and Restated Sublease Agreement, dated as of October 21, 1998, between Wilpet L.P.and Lessee, as assigned to Seller by Wilpet L.P. pursuant to that certain Assignment and Assumption of Leasehold Interest, dated as of October 21, 1998, from Wilpet L.P., as assignor, and Seller, as assignee.

            "Permitted Exceptions" shall have the meaning set forth in Section 4.04(b) of this Agreement.

            "Person" shall mean any individual, corporation, partnership, limited liability company, joint venture, estate, trust, unincorporated association, any federal, state, county or municipal government or any bureau, department or agency thereof and any fiduciary acting in such capacity on behalf of any of the foregoing.

            "Property" shall have the meaning given such term in Section 2.01 of this Agreement.

            "Property Material Agreements" shall mean, collectively, the following agreements affecting the Property as of the Effective Date, as the same may hereafter be amended:


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

            (a)   The Net Lease;
            (b)   The Agency Leases;
            (c)   the Mortgage Notes;
            (d)   the Mortgages;
            (e)   the Environmental Indemnity Agreement; and
            (f)   the Assignment of Leases and Rents.

            "Purchase Price" shall have the meaning given such term in Section
2.02 of this Agreement.

            "Purchaser" shall have the meaning given such term in the Preamble of this Agreement.

            "Purchaser's Closing Costs" shall have the meaning given such term in Section 2.04(b) of this Agreement.

            "Purchaser Closing Documents" shall have the meaning given such term in Section 3.02(b) of this Agreement.

            "Purchaser's Due Diligence Condition" shall have the meaning set forth in Section 4.04(a)(iii) of this Agreement.

            "Purchaser's Related Parties" shall have the meaning given such term in Section 2.05(b)(v) of this Agreement.

            "Seller" shall have the meaning given such term in the Preamble of this Agreement.

            "Seller Closing Documents" shall have the meaning given such term in
Section 3.01(b) of this Agreement.

            "Seller's Closing Costs" shall have the meaning given such term in
Section 2.04(a) of this Agreement.

            "Seller's Related Parties" shall have the meaning given such term in
Section 2.05(b)(iv) of this Agreement.

            "Title Insurer" shall mean Ticor Title Guarantee Company.

            "Title Policy" shall have the meaning given such term in Section 4.04(b) of this Agreement.


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

                                   ARTICLE II

                         Agreement to Sell and Purchase;
                           Terms of Sale and Purchase

      2.01. Agreement to Sell and Purchase. In consideration of the mutual covenants and agreements set forth herein and upon and subject to the terms, provisions and conditions of this Agreement, Seller agrees to sell, assign, transfer and convey to Purchaser, and Purchaser agrees to purchase and acquire from Seller, all of Seller's right, title and interest in and to leasehold estate under the Agency Leases covering that certain real property located in Amherst, New York, as more particularly identified and described on Exhibit A attached hereto, together with all of Seller's right, title and interest in (a) all improvements and personal property situated thereon, if any, and (b) all easements, rights of way, privileges, appurtenances, and other estates and rights, if any, appurtenant to the real property, all of which is subject to the Net Lease, the Mortgage, the other Property Material Agreements and all other Permitted Exceptions (collectively, the "Property"), in accordance with and subject to the terms and conditions of this Agreement.

      2.02. Purchase Price; Prorations. The purchase price payable by Purchaser to Seller for the conveyance of title to the Property shall be Twenty One Million Six Hundred Thousand and 00/100 Dollars ($21,600,000.00), subject to increase under the conditions and by the amount described in Section 2.02(c) hereof (the "Purchase Price"), payable as follows:

                  (a) One Hundred Thousand and 00/100 Dollars ($100,000.00) (such amount, together with any and all interest accrued thereon, hereinafter collectively referred to as, the "Initial Deposit") on the date hereof by check, subject to collection, payable to the order of Escrow Agent, to be held by Escrow Agent pursuant to and in accordance with the provisions of Section 4.05 hereof. In addition, unless Purchaser shall elect to terminate this Agreement before the expiration of the Diligence Period in accordance with the provisions of Section 4.04(a)(iii) hereof, Purchaser shall, on the first business day following the expiration of the Diligence Period, deliver to Escrow Agent, by wire transfer of immediately available funds to an account designated by Escrow Agent not later than two (2) business days prior to the expiration of the Diligence Period (the "Escrow Account"), an additional Four Hundred Thousand and 00/100 Dollars ($400,000.00) deposit (such amount, together with any interest earned thereon, being hereinafter referred to as the "Additional Deposit"; the Initial Deposit and the Additional Deposit, together with any Supplemental Deposit delivered by Purchaser pursuant to
      Section 6.11 hereof, are hereinafter collectively referred to as the "Deposit"). In the event Purchaser shall fail to deliver the Additional


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

      Deposit as provided herein, such failure shall constitute a material default by Purchaser under this Agreement and thereupon Seller shall be entitled to terminate this Agreement upon written notice to Purchaser and retain the entire Initial Deposit as and for liquidated damages. Purchaser acknowledges that after the expiration of the Diligence Period, the Deposit is absolutely non-refundable, except (i) in the event of a failure of a condition precedent to Purchaser's obligation to close, or (ii) upon the occurrence of a default hereunder by Seller, or (iii) as otherwise expressly provided in this Agreement; and

                  (b) Twenty One Million One Hundred Thousand and 00/100 Dollars ($21,100,000.00), representing the balance of the Purchase Price (subject to any increase as provided in Section 2.02(c) hereof), on the Closing Date by wire transfer of immediately available United States federal funds to the account or accounts designated by Seller not later than two business days prior to the Closing Date. Any wire transfer on the Closing Date shall be made by 11:00 A.M., Eastern Standard Time, on such date.

                  (c) Under this Agreement, Purchaser will be purchasing the Property free and clear of the Existing Indebtedness. However, under the terms of the Existing Indebtedness a prepayment premium will required to be paid by Seller to Lender at the time that Seller satisfies the Existing Indebtedness in connection with the sale to Purchaser. Seller and Purchaser have agreed that (i) if, on the second business day preceding the Closing Date (including actual extension thereof permitted or granted under this Agreement), the then most-recently published (at http://www.federalreserve.gov/releases/h15/data.htm) 7-year and/or 10-year Constant Maturity Yield Index (weekly) is lower than 3.99% or 4.25%, respectively, and (ii) if by reason of such lower rate(s) on the Constant Maturity Yield Index the prepayment premium payable by Seller shall exceed $1,320,000.00 based on the methodology shown in EXHIBIT E hereto, then the Purchase Price payable by Purchaser to Seller on the Closing Date shall be increased by the amount of the prepayment premium payable by Seller under the Existing Indebtedness in excess of $1,320,000.00.

                  (d) Purchaser acknowledges that the Property is net leased to the Lessee pursuant to the Net Lease and that the Basic Rent (as defined in the Net Lease) is payable monthly in advance directly by Lessee to Lender and that Lender deducts debt service due to Lender pursuant to the Mortgage Notes for the preceding month and remits the excess to Seller (such excess hereinafter referred to as the "Excess Monthly Cash Flow"). On the Closing Date, the Excess Monthly Cash Flow shall be apportioned between Seller and Purchaser as of 11:59 P.M. on the day immediately preceding the Closing Date and there shall be no other apportionments, prorations or adjustments between Seller and Purchaser.

                  (e) Seller shall, on the Closing Date, cause the Existing Indebtedness to be satisfied. It is understood that Purchaser is purchasing the Property subject to the Net Lease and the other Property Material Agreements (other than the Existing Loan Documents) and all other Existing Agreements, if any, which obligations shall survive the purchase by Purchaser.

      2.03. The Closing. The consummation of the sale and purchase of the Property contemplated by this Agreement (the "Closing") shall take place at the offices of Proskauer Rose LLP, 1585 Broadway, New York, New York, or at such other location in New York City as shall be mutually acceptable to the parties. The Closing shall take place at 10:00 a.m., New York time, on a Business Day (the "Closing Date") not earlier than thirty (30) days after the end of the Diligence Period, as to which date time shall be of the essence.


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

      2.04. Closing Costs.

            (a) In connection with the conveyance of the Property by Seller to Purchaser, Seller shall pay ("Seller's Closing Costs"): (i) the fees and expenses of Seller's legal counsel, (ii) any transfer taxes, recording fees and charges and other costs due and payable in connection with transfer of the Property and the transactions contemplated herein, and (iii) all costs payable or reimbursable to Lender or any of its agents in connection with the satisfaction of the Existing Indebtedness.

            (b) In connection with the conveyance of the Property by Seller to Purchaser, Purchaser shall pay ("Purchaser's Closing Costs"): (i) all costs associated with its due diligence, including the costs of inspections, studies, surveys, analysis and tests of the Property, (ii) the fees and expenses of Purchaser's legal counsel, (iii) the title premium payable in connection with any title policy and any endorsements thereto obtained by Purchaser, and (iv) all costs incurred in connection with obtaining a survey of the Property.

            (c) The provisions of this Section 2.04 shall survive the Closing or, in the alternative, the termination of this Agreement.

      2.05. Defaults/Non-Recourse.

            (a) If the Closing shall not occur due to Purchaser's failure or refusal to perform Purchaser's obligations under and in accordance with this Agreement, then the parties hereto agree that Seller's sole remedy shall be to cause Escrow Agent to deliver to Seller the Initial Deposit or the Deposit, as the case may be, in the manner provided in Section 4.05, which shall be retained by Seller as liquidated damages, whereupon this Agreement shall terminate and neither party to this Agreement shall have any further rights or obligations hereunder (other than any such rights or obligations that are expressly stated to survive the termination hereof). The provisions contained in this Agreement for liquidated and agreed-upon damages are bona fide provisions and are not a penalty, the parties agreeing that, by reason of Seller binding itself to the transfer of the Property and by reason of the withdrawal of the Property from sale at a time when other parties would be interested in acquiring the Property, Seller will have sustained damages if Purchaser defaults, which damages will be substantial but will not be capable of determination with mathematical precision and therefore, as aforesaid, this provision for liquidated and agreed-upon damages has been incorporated in this Agreement as a provision beneficial to both parties.


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

            (b) (i) If the Closing shall not occur due to Seller's failure or refusal to perform Seller's obligations in accordance with this Agreement in each case after all of the conditions precedent have been satisfied, then the parties hereto agree that Purchaser, as its sole remedy, shall either (x) terminate this Agreement by written notice given to Seller and Escrow Agent, whereupon Escrow Agent shall return to Purchaser the Initial Deposit or the Deposit, as the case may be, in the manner provided in Section 4.05, and neither party to this Agreement shall have any further rights or obligations hereunder (other than any such rights or obligations that are expressly stated in this Agreement to survive the termination hereof), or (y) bring an action against Seller to seek specific performance of Seller's obligations hereunder without any abatement of the Purchase Price or allowance of any kind and in which proceeding no monetary claim is made, or monetary judgment or other relief obtained, against Seller.

                  (ii) Purchaser's sole remedy with respect to a violation of a representation by Seller contained in Section 3.01 of this Agreement discovered by Purchaser prior to the Closing shall be, to either (1) terminate this Agreement by written notice given to Seller and to Escrow Agent, whereupon Escrow Agent shall return to Purchaser the Initial Deposit or the Deposit, as the case may be, in the manner provided in Section 4.05, and neither party to this Agreement shall have any further rights or obligations hereunder (other than any such rights or obligations that are expressly stated in this Agreement to survive the termination hereof), or (2) close the transaction contemplated hereby (without any abatement of the Purchase Price or allowance of any kind), in which event Purchaser shall be deemed to have waived any violation of such representation.

                  (iii) With respect to a violation of a representation by Seller contained herein or made pursuant hereto discovered by Purchaser after the Closing, subject to the limitation of survival of a representation set forth in Section 3.01 hereof, Purchaser shall be entitled to commence an action for actual money damages against Seller; provided, however, that Seller's liability hereunder shall in no event exceed an amount equal to the cash portion of the Purchase Price actually received by Seller less Seller's Closing Costs; and provided, further, that in no event shall Purchaser have the right to collect any consequential or indirect damages from Seller and Purchaser waives any and all such rights.

                  (iv) Anything contained in this Agreement to the contrary notwithstanding, no recourse shall be had for the payment of any sum due under this Agreement, or for any claim based hereon or otherwise in respect hereof against any members, directors, officers, employees, shareholders, policyholders, partners, affiliates, trustees, administrators or agents of Seller or of any of the foregoing or the legal representative, heir, estate, successor or assignee of any of the foregoing, or against any other person, partnership, corporation or trust, as principal of Seller, whether disclosed or undisclosed (collectively, "Seller's Related Parties"). It is understood and agreed by the parties that none of the obligations of Seller under or with respect to this Agreement may be enforced against Seller's Related Parties.

                  (v) Anything contained in this Agreement to the contrary notwithstanding, no recourse shall be had for the payment of any sum due under this Agreement, or for any claim based hereon or otherwise in respect hereof against any members, directors, officers, employees, shareholders, policyholders, partners, affiliates, trustees, administrators or agents of


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

Purchaser or of any of the foregoing or the legal representative, heir, estate, successor or assignee of any of the foregoing, or against any other person, partnership, corporation or trust, as principal of Purchaser, whether disclosed or undisclosed (collectively, "Purchaser's Related Parties"). It is understood and agreed by the parties that none of the obligations of Purchaser under or with respect to this Agreement may be enforced against Purchaser's Related Parties.

                                   ARTICLE III
                         Representations and Warranties

      3.01. Seller Representations and Warranties. Seller represents and warrants to Purchaser that each of the following representations and warranties is true and correct as of the date hereof, and shall continue to be true and correct in all material respects as of the Closing Date:

            (a) Seller is a business trust duly formed, validly existing and in good standing under the laws of the State of Delaware.

            (b) Seller has all requisite power and authority to execute and deliver this Agreement and all documents, certificates, agreements, instruments and writings it is required to deliver hereunder (collectively, the "Seller Closing Documents"), and, subject to obtaining Lender's consent as set forth herein, to perform, carry out and consummate the transactions contemplated hereby and thereby, including the power and authority to sell, transfer and convey the Property. The execution, delivery and performance of this Agreement and the other Seller Closing Documents have been duly authorized by all necessary action of Seller, including any required approval of the members of Seller. This Agreement has been duly executed by or on behalf of Seller. This Agreement does, and when executed by Seller, the other Seller Closing Documents shall, constitute the legal, valid and binding obligations of Seller, enforceable against Seller in accordance with their respective terms, except as such enforceability may be limited by bankruptcy, insolvency or similar laws and by equitable principles.

            (c) There is no action, suit or proceeding before any court or governmental or other regulatory or administrative agency, commission or tribunal pending against Seller or, to the actual knowledge of Seller, threatened against Seller.

            (d) This Agreement and the Seller Closing Documents do not and will not contravene any provision of the certificate of formation or limited liability company agreement of Seller, any judgment, order, decree, writ or injunction issued against Seller, or any provision of any laws or governmental ordinances, rules, regulations, orders or requirements (collectively, "Laws") applicable to Seller. The consummation of the transactions contemplated hereby will not (provided Lender consents to the purchase of the Property by Purchaser and accepts a Replacement Indemnitor) result in a breach or constitute a default or event of default by Seller under any agreement to which Seller or any of its assets are subject or by which Seller or any of its assets is bound and will not result in a violation of any Laws applicable to Seller.


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

            (e) The execution and delivery of this Agreement and the Seller Closing Documents, and the consummation by Seller of the transactions contemplated hereby, do not require any governmental or other authorization, consent or approval.

            (f) Seller has delivered to Purchaser true and complete copies of the Property Material Agreements.

            (g) Seller has not entered into any leases, licenses or other occupancy agreements affecting all or any portion of the Property on the date hereof, other than the Net Lease, nor does Seller have actual knowledge of any such leases, licenses or occupancy agreements. The Net Lease is in full force and effect as of the date hereof. Seller has not given Lessee any written notice of default by Lessee under the Net Lease which default remains uncured. Seller has not received written notice of any assignment of the Net Lease by Lessee.

            (h) Seller has not received written notice of any uncured default from (i) Lessee under the Net Lease, or (ii) Lender under the Mortgage. Seller has not received any written notice from Lessee regarding pending offsets against the rent or for any other monetary or non-monetary claims against Seller.

            (i) Except as described on Schedule I hereto (the "Pending Condemnation"), Seller has not received written notice that the Property is subject to any pending condemnation or eminent domain proceeding.

            (j) Seller is not a foreign person within the meaning of section 1445 of the Internal Revenue Code of 1986, as amended. Seller shall deliver to Purchaser at the Closing a non-foreign person affidavit (a "FIRPTA Affidavit") containing such information as shall be required by said section 1445.

            (k) Except as may be contained in the Property Material Agreements, Seller has not granted any rights of first refusal to purchase or lease the Property, or agreements to otherwise acquire an interest in the Property.

            (l) Seller has not granted Lessee any "free rent", rent concessions, rebates, rent abatements, set-off's or offsets against rent or tenant improvement allowances except as expressly set forth in the Net Lease.

            (m) Seller has not entered into any agreements for the payment of any brokerage commissions which will be due after the Closing either (i) in connection with the Agency Leases or the Net Lease, or (ii) upon the extension or renewal of the Agency Leases or the Net Lease.


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

            (n) There is no money or security, including letters of credit, deposited by Lessee with Seller.

            (o) Lessee has waived its right of first refusal granted to it in the Net Lease.

            (p) Except as otherwise set forth in that certain Phase I Environmental Report, dated August 27, 1998, prepared by EMG, Seller has received no written notice of the existence of any hazardous substances on the Property in violation of applicable legal requirements.

      For purposes of this Section 3.01 and Section 4.04(d), references to "Seller's actual knowledge" or words of similar import shall mean the actual knowledge of, (i) David M. Ledy, who is a senior officer of USRA, L.L.C., and
(ii) Jamie Grossman and Patricia Bennett Herbst, the asset managers of Seller (collectively, the "Designated Parties"), and shall not be construed, by imputation or otherwise, to impose upon the Designated Parties any duty to investigate the matter to which it has actual knowledge. Purchaser acknowledges that the Designated Parties are included in the term Seller's Related Parties (as defined in Section 2.05(b)(iv) hereof) and shall have no personal liability hereunder.

      With respect to a violation of a representation or warranty of Seller (whether contained in this Agreement or made pursuant hereto) discovered by Purchaser after the Closing Date, such representations and warranties of Seller shall survive the Closing for a period of six (6) months, subject to the terms of Section 2.05 hereof.

      3.02. Purchaser Representations and Warranties. Purchaser represents and warrants to Seller that each of the following representations and warranties is true and correct as of the date hereof, and shall continue to be true and correct in all material respects as of the Closing Date:

            (a) Purchaser is a New York limited liability company duly organized, validly existing and in good standing under the laws of its jurisdiction of formation.

            (b) Purchaser has all requisite power and authority to execute and deliver this Agreement and all documents, certificates, agreements, instruments and writings it is required to deliver hereunder, if any (collectively, the "Purchaser Closing Documents"), and to perform, carry out and consummate the transactions contemplated hereby and thereby. The execution, delivery and performance of this Agreement and the other Purchaser Closing Documents have been duly authorized by all necessary limited liability company action on the part of Purchaser. This Agreement has been duly executed by or on behalf of Purchaser. This Agreement does, and when executed by Purchaser, the other Purchaser Closing Documents shall, constitute the legal, valid and binding obligations of Purchaser enforceable against Purchaser in accordance with their respective terms, except as such enforceability may be limited by bankruptcy, insolvency or similar laws and by equitable principles.


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

            (c) There is no action, suit or proceeding before any court or governmental or other regulatory or administrative agency, commission or tribunal pending or, to the best knowledge of Purchaser, threatened against Purchaser which, if determined adversely to Purchaser, could reasonably be expected to interfere in any material respect with the ability of Purchaser to perform its obligations under this Agreement.

      With respect to a violation of a representation or warranty of Purchaser (whether contained in this Agreement or made pursuant hereto) discovered by Seller after the Closing, such representations and warranties of Purchaser shall survive the Closing for a period of six (6) months.

                                   ARTICLE IV
                                   Conditions

      4.01. The obligation of Seller under this Agreement to consummate the transactions contemplated hereby shall be subject to the satisfaction of all the following conditions, any one or more of which may be waived in writing by
Seller:

            (a) Seller shall have received payment of the Purchase Price in accordance with Section 2.02 of this Agreement.

            (b) Purchaser shall have delivered all of the documents and other items described in Section 5.01.

            (c) The representations and warranties of Purchaser set forth in
Section 3.02 above shall be true and correct in all material respects when made and as of the Closing Date.

            (d) Lender shall accept the prepayment in full of the Mortgage Notes and, upon such prepayment, shall have released Seller from all liability to Lender under the Existing Loan Documents.

      4.02. The obligation of Purchaser under this Agreement to consummate the transactions contemplated hereby shall be subject to the satisfaction of all of the following conditions, any one or more of which may be waived in writing by
Purchaser:

            (a) Seller shall have delivered all of the documents and other items described in Section 5.02.

            (b) Purchaser shall have received an estoppel certificate executed by Lessee in the form required by the Net Lease.

            (c) The representations and warranties of Seller set forth in
Section 3.01 above shall be true and correct in all material respects when made and as of the Closing Date.


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

            (d) Lender shall accept the prepayment in full of the Mortgage Notes and, upon such prepayment, shall have released Seller from all liability to Lender under the Existing Loan Documents.

            (e) Seller shall have complied in all material respects with all of its covenants and agreements under this Agreement, to the extent same are required to be performed or complied with on or prior to the Closing Date.

      4.03 In the event any of the conditions to Seller's or Purchaser's obligations to consummate the transactions contemplated by this Agreement set forth in this Section 4 are not satisfied on or before the Closing Date (other than by reason of any default by Seller or Purchaser under this Agreement, in which case the non-defaulting party shall be entitled to exercise the applicable remedies provided for in Section 2.05 hereof), then the sole remedy of Purchaser or Seller shall be to terminate this Agreement upon the giving of written notice to the other party whereupon this Agreement shall be terminated, Purchaser shall be entitled to receive the Deposit (together with all interest accrued thereon) and neither Seller nor Purchaser shall have any further obligations hereunder other than any obligations expressly stated herein to survive the termination or expiration of this Agreement.

      4.04. Purchaser's Due Diligence/Title/Condemnation & Casualty.

            (a)(i) Seller makes no representation or warranty with respect to any matter whatsoever, including, without limitation, the Property or the physical aspects and condition of the Property, except as expressly set forth herein. Purchaser shall accept the Property in its "as- is" condition and in an "as-is" state of repair. Purchaser agrees that, except as expressly set forth herein, Seller shall not be bound in any manner whatsoever by any guarantees, promises, projections, operating expenses, set-ups or other information pertaining to the Property made, furnished or claimed to have been made or furnished by Seller or any other person or entity, or any partner, employee, consultant, agent, attorney or other person representing or purporting to represent Seller whether verbally or in writing. Purchaser acknowledges that, except as expressly set forth in this Agreement, neither Seller nor any of the employees, agents or attorneys of Seller have made or is making any verbal or written representations or warranties whatsoever to Purchaser, whether express or implied, and, in particular, that no such representations and warranties have been made with respect to the physical or environmental condition or operation of the Property, the actual or projected revenue and expenses of the Property, the zoning and other laws, regulations and rules applicable to the Property. Purchaser has not relied and is not relying upon any representations or warranties other than the representations and warranties expressly set forth in this Agreement, or upon any statements made in any informational materials with respect to the Property provided by Seller or any other person or entity, or any shareholder, employee, agent, attorney or other person representing or purporting to represent Seller.

            (ii) Subject to the rights of the Lessee under the Net Lease, from the Effective Date until the expiration of the Diligence Period, Purchaser, its agents, contractors and consultants shall be entitled to enter upon the Property to conduct inspections, studies, surveys, analyses and tests of the Property, including but not limited to environmental studies, as Purchaser may deem appropriate; provided, however, that no invasive testing shall be conducted inside any building on the Property. Purchaser shall restore any damage to the Property caused by Purchaser or Purchaser's consultants (including damage caused prior to the date hereof) during the performance of any such inspections, studies, surveys, analyses and tests of the Property and Purchaser shall indemnify, defend and hold Seller harmless against any and all claims, liabilities, damages, losses, costs or expenses (including reasonable attorneys' fees and expenses) caused by any such any such inspections, studies, surveys, analyses and tests of the Property and against any lien which may be filed against the Property as a result thereof. The provisions of this Section 4.04 shall survive the termination of this Agreement and the Closing. Purchaser acknowledges that any inspections, studies, surveys, analyses and tests of the Property shall be subject to the rights of the Lessee under the Net Lease, and that such inspections, studies, surveys, analyses and tests of the Property may only be conducted in accordance with the terms of the Net Lease.

            (iii) Purchaser's obligation to purchase the Property pursuant to the terms of this Agreement is specifically conditioned upon the satisfactory completion of its due diligence investigation ("Purchaser's Due Diligence Condition"). At any time prior to 5:00 P.M. (Eastern Standard Time) on the date which is thirty (30) days after the Effective Date (the "DD Termination Deadline"), Purchaser may give notice to Seller of Purchaser's election to terminate this Agreement. Upon the Purchaser's written election to so terminate this Agreement in accordance with the foregoing, Purchaser shall receive a return of the Initial Deposit (together with all interest accrued thereon) and in such event, this Agreement shall be of no further force and effect (subject to any obligations expressly stated herein to survive the termination or expiration of this Agreement). If Purchaser does not give such notice of termination by the DD Termination Deadline (time being of the essence with respect to the giving of such notice by the DD Termination Deadline, unless extended by Purchaser in accordance with Section 4.04(a)(iv) hereof), Purchaser shall be deemed to have approved the Property in all respects, including, without limitation, the Property Material Agreements, the Title Policy and all agreements, encumbrances and other matters referenced therein, the physical and legal condition of the Property and all other matters relating to the Property and/or the use thereof and all other matters which were or may have been the subject of Purchaser's due diligence investigation and Purchaser shall be deemed to have waived its right to object to any such matters pursuant to this Section 4.04(a)(iii) or otherwise. In addition, if Purchaser does not give such notice, the Initial Deposit shall become non-refundable, except as otherwise expressly provided elsewhere in this Agreement. The period commencing on the date hereof and ending on the DD Termination Deadline is referred to in this Agreement as the "Diligence Period". Upon request of Seller, Purchaser shall have the obligation to deliver to Seller the originals or copies of all plans, reports and other information concerning the Property obtained by Purchaser from Seller during its review of the Property in the event this Agreement is terminated by either party other than as a result of Seller's default hereunder.

            (b) Purchaser has received a copy of the existing title insurance policy for the Property (the "Title Policy") issued by the Title Insurer and a copy of the existing survey. Purchaser shall be responsible for ordering a new owner's title insurance policy in the amount of the Purchase Price. As provided in Section 4.04(a)(iii) hereof, Purchaser shall be entitled to terminate this Agreement for any reason at any time prior to the expiration of the Diligence Period. If any update of the Title Policy obtained subsequent to the expiration of the Diligence Period sets forth any exceptions to title which are not Permitted Exceptions (as hereinafter defined) and were not set forth in the title report obtained by Purchaser during the Diligence Period, or if any material encroachments or other matters affecting title to the Property that are not shown on the existing survey, and that are not reflected in any new survey or update of the existing survey obtained by Purchaser prior to the expiration of the Diligence Period, are reflected on any survey obtained by Purchaser subsequent to expiration of the Diligence Period, Purchaser shall be entitled, at its option, to terminate this Agreement and obtain a return of the Deposit together with all interest accrued thereon (provided that notice of termination is given not later than the date which is five (5) business days after the date Purchaser obtains such post-Diligence Period title or survey update), and in such event, this Agreement shall be of no further force and effect (subject, however, to any obligations expressly stated to survive the termination or expiration of this Agreement). For the purposes hereof, "Permitted Exceptions" shall mean (i) those exceptions to title reflected in the Title Policy, (ii) liens for real estate taxes and other liens and encumbrances which, under the terms of the Net Lease, the Lessee is obligated to pay or cause to be released, and (iii) any other exceptions to title of a de minimis nature that (A) do not adversely affect the value or utility of the Property for its current use, and
(B) are of a type and magnitude such as purchasers of properties similar to the Property are generally willing to accept. Subsequent to the expiration of the Diligence Period, if Purchaser shall not have terminated this Agreement pursuant to Section 4.04(a)(iii), Purchaser shall not be entitled to object to any matters which are disclosed in the Title Policy or in the existing survey.

            (c) Except with respect to the Pending Condemnation, in the event that Seller receives written notice, or otherwise obtains actual knowledge, that a "significant portion" of the Property is or will be taken by eminent domain, Seller shall notify Purchaser of such fact and Purchaser may elect to terminate this Agreement by written notice to Seller within ten (10) days after Purchaser is notified that a "significant portion" of the Property has been or will be taken by eminent domain (time being of the essence with regard to Purchaser's obligation to deliver notice on or before such date), in which case Purchaser shall either (1) cause Escrow Agent to return to Purchaser the Deposit (together with all interest accrued thereon), whereupon this Agreement shall terminate and neither party to this Agreement shall have any further rights or obligations hereunder (except for any obligations expressly stated herein to survive the termination or expiration of this Agreement), or (2) close the transaction contemplated hereby, in which event, (i) Purchaser shall be deemed to have waived any right to terminate this Agreement pursuant to this Section 4.04(c), and (ii) there shall be no reduction in the Purchase Price. For purposes of this
Section 4.04(c), a "significant portion" of the Property shall be deemed to be any portion of the Property which, when subject to a condemnation proceeding, gives rise to the right of the Lessee under the Net Lease to terminate the Net Lease (irrespective of whether Lessee in fact exercises such termination right), or to any reduction (other than a de minimis deduction) in the rent payable by Lessee under the Net Lease. In the event that the Closing takes place and the Property is taken by eminent domain, Purchaser shall be entitled to the rights of Seller set forth in the Net Lease (including, without limitation, the rights, if any, to condemnation proceeds with respect to such condemnation) and subject to the obligations set forth in the Mortgage.

            (d) In the event that Seller has actual knowledge or receives written notice that a "substantial portion" of the Property is damaged or destroyed by casualty, Seller shall notify Purchaser of such fact, and Purchaser shall be entitled, at its option, to elect (1) to terminate this Agreement by written notice to Seller within ten (10) days after Purchaser is notified that a "substantial portion" of the Property has been damaged or destroyed by casualty (time being of the essence with regard to Purchaser's obligation to deliver notice on or before such date), in which case it shall cause Escrow Agent to return to Purchaser the Deposit (together with all interest accrued thereon), whereupon this Agreement shall terminate and neither party to this Agreement shall have any further rights or obligations hereunder (except for any obligations expressly stated herein to survive the termination or expiration of this Agreement), or (2) to close the transaction contemplated hereby, in which event, (i) Purchaser shall be deemed to have waived any right to terminate this Agreement pursuant to this Section 4.04(d), and (ii) there shall be no reduction in the Purchase Price. For purposes of this Section 4.04(d), a "substantial portion" of the Property shall be deemed to be any portion of the Property which when subject to a casualty gives rise to the right of the Lessee under the Net Lease to terminate the Net Lease (irrespective of whether Lessee in fact exercises such termination right). In the event that the Closing takes place and the Property is damaged or destroyed by casualty, Purchaser shall be entitled to the rights of Seller set forth in the Net Lease (including, without limitation, the rights, if any, to insurance proceeds with respect to such casualty) and subject to the obligations set forth in the Mortgage.

      4.05. Escrow Provision.

            (a) The Initial Deposit and the Additional Deposit shall be delivered by Purchaser to Escrow Agent as provided in Section 2.02(a) hereof. The parties agree that the Initial Deposit and the Additional Deposit shall be held by Escrow Agent in escrow and disposed of only in accordance with the provisions of this Section 4.05. Escrow Agent shall have the right to hold the Initial Deposit and the Additional Deposit in escrow in the event of any contested claims by either party relating thereto. The Initial Deposit and the Additional Deposit and any interest thereon shall be paid over to the party entitled to receive the same in accordance with this Section 4.05.

            (b) Escrow Agent will deliver the Initial Deposit and the Additional Deposit to Seller or Purchaser upon the following conditions:

                  (i) At the Closing, upon the consummation thereof, Escrow Agent shall deliver the Deposit, together with any interest earned thereon, to Seller; or

                  (ii) Escrow Agent shall deliver the Deposit, or so much thereof as shall theretofore have been delivered to Escrow Agent to Seller and/or Purchaser, as the case may be, upon receipt of written demand therefor, stating that this Agreement has been terminated in accordance with the terms hereof or the Closing has not taken place under this Agreement by reason of the failure of either party to comply with its obligations hereunder and therefore, such party is entitled to the Deposit, or so much thereof as shall theretofore have been delivered to Escrow Agent (together with any interest earned thereon), and in such event, Escrow Agent shall deliver the Deposit, or so much thereof as shall theretofore have been delivered to Escrow Agent (together with any interest earned thereon) to Seller and/or Purchaser, as the case may be; provided, however, that Escrow Agent shall not honor such demand until more than ten (10) days after Escrow Agent shall have given a copy of such demand to the other party, nor thereafter if Escrow Agent shall have received written notice of objection from such party in accordance with the provisions of Section 4.05(c),

            (c) Upon the filing of a written demand for the Deposit (or so much thereof as shall theretofore have been delivered to Escrow Agent) by Purchaser or Seller, pursuant to subsection (ii) of Section 4.05(b), Escrow Agent shall promptly give a copy thereof to the other party. The other party shall have the right to object to such delivery by filing written notice of such objection with Escrow Agent at any time within ten (10) days after the giving of such copy to it, but not thereafter. Such notice shall set forth the basis for objecting to such delivery of the Deposit (or so much thereof as shall theretofore have been delivered to Escrow Agent). Upon receipt of such notice, Escrow Agent shall promptly give a copy thereof to the party who filed the written demand. Any notice or copy thereof given pursuant to this paragraph shall be given in a manner permitted by Section 6.01 of this Agreement.

            (d) In the event Escrow Agent shall have received the notice of objection provided for in Section 4.05(c) within the time therein prescribed, Escrow Agent shall continue to hold the Deposit (or so much thereof as shall theretofore have been delivered to Escrow Agent) until (i) Escrow Agent receives written notice executed on behalf of both Seller and Purchaser directing the disbursement or delivery thereof, in which case Escrow Agent shall then disburse or deliver in accordance with said direction, (ii) in the event of litigation between Seller and Purchaser, Escrow Agent shall deposit the Deposit (or so much thereof as shall theretofore have been delivered to Escrow Agent) with the Clerk of the Court in which said litigation is pending or (iii) Escrow Agent takes such affirmative steps as Escrow Agent may, at Escrow Agent's option, elect in order to terminate Escrow Agent's duties as Escrow Agent, including but not limited to deposit in Court and an action in interpleader, the costs thereof to be borne by whichever of Seller or Purchaser is the losing party. In the event any dispute arises between Seller and Purchaser, the parties agree that Escrow Agent may act as counsel for Seller.

            (e) Escrow Agent may act upon any instrument or other writing believed by it, in good faith, to be genuine and to be signed and presented by the proper person, and shall not be liable in connection with the performance of any duties imposed upon Escrow Agent by the provisions of this Agreement except for Escrow Agent's own willful misconduct or gross negligence. Escrow Agent shall have no duties or responsibilities except those set forth herein. Escrow Agent shall not be bound by any modification of this Agreement unless the same is in writing and signed by Purchaser and Seller, and, if Escrow Agent's duties hereunder are affected, unless Escrow Agent shall have given prior written consent thereto. In the event Escrow Agent shall be uncertain as to Escrow Agent's duties or rights hereunder, or shall receive instructions from Purchaser or Seller which, in Escrow Agent's opinion, are in conflict with any of the provisions hereof, Escrow Agent shall be entitled to hold and disburse the Deposit (or so much thereof as shall theretofore have been delivered to Escrow Agent) pursuant to Section 4.05(d) and may decline to take any other action.

            (f) Escrow Agent shall deposit the Initial Deposit, the Additional Deposit and the Supplemental Deposit, if any, in a money market account or other interest bearing account at Citibank, N.A.

            (g) Purchaser (i) acknowledges that Escrow Agent is special counsel to Seller in connection with the transaction contemplated by this Agreement, and
(ii) agrees that Escrow Agent may continue to act as counsel to Seller in connection with any dispute between Seller and Purchaser with respect to this Agreement, the Deposit or otherwise.

            (h) Seller and Purchaser hereby agree to jointly and severally indemnify and hold Escrow Agent harmless from any damage, cost, liability or expense (including, but not limited to, reasonable legal fees) which Escrow Agent may incur by reason of its acting hereunder (but neither Seller nor Purchaser shall be liable for Escrow Agent's legal fees or services unless a dispute or litigation should arise under this Paragraph), without prejudice to any right either party may have to recover from the other party for any such damage, cost, liability or expense and excluding any damages, costs, liabilities or expenses which arise by reason of the gross negligence or willful misconduct of Escrow Agent.

            4.06. Seller's Pre-Closing Covenants. From and after the Effective Date, Seller shall not, without Purchaser's prior written consent in each instance, (a) enter into any new leases or contracts that will be binding upon the Property or Purchaser subsequent to the Closing, or (b) modify or amend the Net Lease, the Existing Loan Documents (or any of them) or any other Property Material Agreement or Existing Agreement .

                                    ARTICLE V
                               Closing Deliveries

      5.01. Purchaser's Closing Deliveries. At or prior to the Closing, Purchaser shall make or cause to be made the following deliveries:

            (a) Purchaser shall have paid to Seller the Purchase Price in accordance with Section 2.02 of this Agreement.

            (b) Purchaser shall have executed and delivered to Seller (i) an assignment and assumption of the Net Lease in substantially the form attached as Exhibit B hereto (the "Assignment of Net Lease", and (ii) an assignment and assumption of the Agency Leases substantially in the form attached as Exhibit C hereto (the "Assignment of Agency Leases").

            (c) Purchaser shall have delivered to Seller evidence as to the authority of the person or persons executing documents on behalf of Purchaser.

            (d) Purchaser shall have executed and delivered any other documents, instruments or certificates, including, without limitation, all recording and transfer tax forms and affidavits, reasonably required to be delivered to consummate the transaction contemplated hereby.

      5.02. Seller's Closing Deliveries. At or prior to the Closing, Seller shall make or cause to be made the following deliveries:

            (a) Seller shall have executed and delivered to Purchaser (i) the Assignment of Agency Leases, and (ii) the Assignment of Net Lease.

            (b) Seller shall have executed and delivered to Purchaser the FIRPTA Affidavit.

            (c) Seller shall have delivered to Purchaser evidence as to the authority of the person or persons executing the Seller Closing Documents on behalf of Seller.

            (d) Seller shall have executed and delivered any other documents, instruments or certificates, including without limitation, all recording and transfer tax forms and affidavits, reasonably required to be delivered to consummate the transaction contemplated hereby.

            (e) To the extent received by Seller following Seller's written demand therefore, an estoppel certificate from Lessee in the form contemplated by the Net Lease and an estoppel certificate from the Agency in the form contemplated by the Agency Leases.

                                   ARTICLE VI
                                 Miscellaneous

      6.01. Notices. All notices, requests and other communications hereunder must be in writing and will be deemed to have been duly given only if delivered personally, by overnight courier using a nationally recognized courier, or by facsimile transmission to the parties at the following addresses or facsimile numbers:

            If to Seller, to:

            c/o U.S. Realty Advisors, LLC
            1370 Avenue of the Americas
            New York, New York 10019
            Facsimile No.: (212) 581-4950
            Attn: Mr. David M. Ledy

            with a copy, which shall not constitute notice,  to:

            Proskauer Rose LLP
            1585 Broadway
            New York, New York 10036
            Facsimile No.: (212) 969-2900
            Attn: Kenneth S. Hilton, Esq.

            If to Purchaser, to:

            Micron Realty LLC
            c/o GE Equities Corp.
            1701 Utica Avenue
            Brooklyn, New York
            Facsimile No.

            with a copy, which shall not constitute notice, to:

            Law Office of Jeffrey Levitin
            4429 18th Avenue
            Brooklyn, New York  11204
            Facsimile No. (718) 438-4947
            Attn.: Jeffrey Levitin, Esq.

            If to Escrow Agent, to:

            Proskauer Rose LLP
            1585 Broadway
            New York, New York 10036
            Facsimile No.: (212) 969-2900
            Attn: Kenneth S. Hilton, Esq.

All such notices, requests and other communications will (i) if delivered personally or by overnight courier to the address as provided in this Section, be deemed given upon delivery, and (ii) if delivered by facsimile transmission to the facsimile number as provided in this Section, be deemed given upon confirmed receipt. Any party from time to time may change its address, facsimile number or other information for the purpose of notices to that party by giving notice specifying such change to the other party hereto.

      6.02. Broker. (a) Seller represents and warrants that neither Seller nor any of its affiliates or any of their respective directors, officers, partners, managers or members have dealt with anyone acting as broker, finder, financial advisor or in any similar capacity in connection with this Agreement or any of the transactions contemplated hereby other than CB Richard Ellis (the "Broker"). Seller shall indemnify, defend and hold harmless Purchaser from any and all claims, actions, liabilities, losses, damages and expenses, including reasonable attorneys' fees and disbursements, which may be asserted against or incurred by Purchaser arising from a breach of Seller's representation contained in this
Section 6.02(a). Upon the Closing of the transactions contemplated hereby, Seller shall pay the commission due to the Broker as per separate agreement.

            (b) Purchaser represents and warrants that neither Purchaser nor any of its affiliates or any of their respective directors, officers, partners, managers or members have dealt with anyone acting as broker, finder, financial advisor or in any similar capacity in connection with this Agreement or any of the transactions contemplated hereby other than the Broker. Purchaser shall indemnify, defend and hold harmless Seller from any and all claims, actions, liabilities, losses, damages and expenses, including reasonable attorneys' fees and disbursements, which may be asserted against or incurred by Seller arising from a breach of Purchaser's representation contained in this Section 6.02(b).

            (c) The provisions of this Section 6.02 shall survive Closing and any termination of this Agreement.

      6.03. Entire Agreement. This Agreement, including all exhibits and schedules hereto, the Seller Closing Documents and the Purchaser Closing Documents supersede all prior discussions and agreements between the parties with respect to the subject matter hereof and thereof, and contain the sole and entire agreement between the parties hereto with respect to the subject matter hereof and thereof.

      6.04. Waiver. Any term or condition of this Agreement may be waived at any time by the party that is entitled to the benefit thereof, but no such waiver shall be effective unless set forth in written instrument duly executed by or on behalf of the party waiving such term or condition. No waiver by any party of any term or condition of this Agreement, in any one or more instances, shall be deemed to be or construed as a waiver of the same or any other term or condition of this Agreement on any future occasion. All remedies, either under this Agreement or by applicable law or otherwise afforded, will be cumulative and not alternative.

      6.05. Modification. This Agreement may be amended, supplemented or modified only by a written instrument duly executed by or on behalf of each party hereto.

      6.06. Successors and Assigns. The terms and provisions of this Agreement are intended solely for the benefit of each party hereto and their respective successors or permitted assigns, and it is not the intention of the parties to confer third-party beneficiary rights upon any other person. Subject to the terms of Sections 2.05(b)(iv), 2.05(b)(v) and 6.10 hereof, this Agreement is binding upon, inures to the benefit of and is enforceable by the parties hereto and their respective successors and assigns.

      6.07. Interpretation. If any provision of this Agreement is held to be illegal, invalid or unenforceable under any present or future law, and if the rights or obligations of any party hereto under this Agreement will not be materially and adversely affected thereby, (a) such provision will be fully severable, (b) this Agreement will be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part hereof, (c) the remaining provisions of this Agreement will remain in full force and effect and will not be affected by the illegal, valid or unenforceable provision or by its severance herefrom and (d) in lieu of such illegal, invalid or unenforceable provision, there will be added automatically as a part of this Agreement a legal, valid and enforceable provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible.

      6.08. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to a contract executed and performed in such State, without giving effect to the conflicts of laws principles thereof.

      6.09. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

      6.10. Assignment. Purchaser shall not assign or transfer its rights or obligations under this Agreement without the prior written consent of Seller, which consent may be granted or denied in Seller's sole discretion. Notwithstanding the foregoing, Purchaser shall have the right, without Seller's consent, to assign this Agreement to any affiliate of Purchaser controlled by or under common control with Purchaser, provided such assignee agrees to assume, pursuant to an instrument acceptable to Seller (but subject to the provisions of Section 2.05(b)(v) hereof), the obligations of Purchaser hereunder. No assignment of this Agreement by Purchaser shall relieve the Purchaser named herein of its obligations hereunder and, subsequent to any such assignment, the liability of such named Purchaser hereunder shall continue notwithstanding any subsequent modification or amendment hereof or the release of any subsequent purchaser hereunder from any liability, to all of which Purchaser consents in advance.

      6.11 Wilmington Trust. It is expressly understood and agreed by the parties hereto that (a) this Agreement is executed and delivered by Wilmington, not individually or personally, but solely as the trustee of Purchaser under the Trust Agreement dated as of September 24, 1998, in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, undertakings and agreements herein made on the part of Purchaser are made and intended not as personal representations, undertakings and agreements by Wilmington, but are made and intended for the purpose for binding only Purchaser, (c) nothing herein contained shall be construed as creating any liability on Wilmington, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any person or entity claiming by, through or under the parties hereto and (d) under no circumstances shall Wilmington be personally liable for the payment of any indebtedness or expenses of Purchaser or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by Purchaser under this Agreement or related documents.

                [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

      IN WITNESS WHEREOF, Seller and Purchaser have executed and delivered this Agreement as of the day and year first above written.

                                            SELLER:

                                            AMHERST INVESTORS BUSINESS TRUST

                                            By: Wilmington Trust Company,
                                                not in its individual capacity
                                                but solely as Trustee

                                            By: ________________________________
                                                Name:
                                                Title:


                                            PURCHASER:

                                            MICRON REALTY LLC

                                            By: ________________________________
                                                Name:
                                                Title:

The undersigned hereby joins in this Agreement for the purpose of agreeing to hold the Initial Deposit and the Additional Deposit in escrow in accordance with the provisions of Section 4.05 hereof:

PROSKAUER ROSE LLP


By:______________________________
   Name:
   Title:

                                    Exhibit A

                                    PROPERTY

                                  SEE ATTACHED

                                    Exhibit B

                 FORM OF ASSIGNMENT AND ASSUMPTION OF NET LEASE

                        AMHERST INVESTORS BUSINESS TRUST
                                   (Assignor)

                                       to

                                   (Assignee)



                       ASSIGNMENT AND ASSUMPTION OF LEASE


           Dated:           As of ___________, 2005

           Location:        1759 Wehrle Drive, Amherst, New York

                            395 Youngs Road/35 Wilson Road,

                            Amherst, New York

RECORDING REQUESTED BY, AND
AFTER RECORDING RETURN TO:

                     ASSIGNMENT AND ASSUMPTION OF NET LEASE

            THIS ASSIGNMENT AND ASSUMPTION OF NET LEASE (this "Assignment") is made as of the ____ day of ________, 2005, by and between AMHERST INVESTORS BUSINESS TRUST, a Delaware business trust, having an address c/o U.S. Realty Advisors, LLC, 1370 Avenue of the Americas, New York, New York 10019 ("Assignor"), and ______________, a __________________, having an address("Assignee").

                             P R E L I M I N A R Y:

            A. Assignor is the owner of the leasehold estate covering the real property, described in Schedule A attached hereto and made a part hereof, and the buildings and improvements located thereon (collectively, the "Property").

            B. Pursuant to that certain lease more particularly described in Schedule B annexed hereto (the "Lease"), the entire property has been subleased to Ingram Micro, Inc. ("Lessee").

            C. Pursuant to that certain Purchase and Sale Agreement, dated as of January ___, 2005, between Assignor, as seller, and Assignee, as purchaser (the "Purchase and Sale Agreement"), Assignor is conveying its leasehold estate in the Property to Assignee concurrently with its execution and delivery of this Assignment.

            D. In connection with such conveyance of fee title, Assignor desires to assign to Assignee all of its right, title and interest, if any, as landlord under the Lease, and Assignee desires to accept such assignment and to perform all of the obligations of the landlord under the Lease, upon and subject to the terms and conditions set forth herein.

            NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor and Assignee agree as follows:

            1. Assignor hereby assigns to Assignee all of the right, title and interest of Assignor as landlord under the Lease; subject however, to the Permitted Exceptions (as defined in the Purchase and Sale Agreement.

            2. Assignee hereby accepts the foregoing assignment and assumes and agrees to perform in a timely manner, in accordance with the terms and provisions of the Lease, each and all of the obligations of Assignor, as landlord under the Lease, first accruing and required to be performed on or after the date hereof.

            3. Except as otherwise expressly provided in the Purchase and Sale Agreement, the assignment effected hereby shall be on an "as-is, where-is, with all faults" basis, without recourse to or representation or warranty by Assignor.

            4. This Assignment shall inure to the benefit of and shall be binding upon the parties hereto and their respective successors, transferees and assigns.

            IN WITNESS WHEREOF, the parties hereto have executed this Assignment and Assumption of Lease as of the day and year first hereinabove set forth.

                                          ASSIGNOR:

                                          AMHERST INVESTORS BUSINESS TRUST

                                          By: Wilmington Trust Company
                                              not in its individual capacity but
                                              solely as trustee

                                          By: __________________________________
                                          Name:
                                          Title:


                                          ASSIGNEE:

                                          By: __________________________________
                                          Name:
                                          Title:

STATE OF NEW YORK  )
                   )
COUNTY OF NEW YORK )

      On _______________, 2005, before me personally appeared_________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.


                                                      __________________________
                                                      Signature of Notary

STATE OF NEW YORK  )
                   )
COUNTY OF NEW YORK )

      On _______________, 2005, before me personally appeared_________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.


                                                      __________________________
                                                      Signature of Notary

                            SCHEDULE A [TO EXHIBIT B]

                             Description of Property

    [Schedule A to the Assignment and Assumption of Lease will be the same as
                 Schedule A to the Purchase and Sale Agreement.]

                            SCHEDULE B [TO EXHIBIT B]

                              Description of Lease

      Consolidated, Amended and Restated Sublease Agreement, dated as of October 21, 1998, between Wilpet L.P. and Lessee, demising the Property, as assigned to Seller by Wilpet L.P. pursuant to that certain Assignment and Assumption of Leasehold Interest, dated as of October 21, 1998, from Wilpet L.P., as assignor, and Seller, as assignee . A Memorandum of Lease dated as of October 21, 1998 was filed on __________, 2000 in the Office of ______________, as _________________.

                                    Exhibit C

               FORM OF ASSIGNMENT AND ASSUMPTION OF AGENCY LEASES

                        AMHERST INVESTORS BUSINESS TRUST
                                   (Assignor)

                                       to

                                   (Assignee)

                                   ----------

                       ASSIGNMENT AND ASSUMPTION OF LEASES

                                   ----------

              Dated:         As of ___________, 2005

              Location:      1759 Wehrle Drive, Amherst, New York

                             395 Youngs Road/35 Wilson Road,

                             Amherst, New York

RECORDING REQUESTED BY, AND
AFTER RECORDING RETURN TO:

                       ASSIGNMENT AND ASSUMPTION OF LEASES

            THIS ASSIGNMENT AND ASSUMPTION OF LEASES (this "Assignment") is made as of the ____ day of ________, 2005, by and between AMHERST INVESTORS BUSINESS TRUST, a Delaware business trust, having an address c/o U.S. Realty Advisors, LLC, 1370 Avenue of the Americas, New York, New York 10019 ("Assignor"), and ______________, a __________________, having an address("Assignee").

                             P R E L I M I N A R Y:

            A. Assignor is the owner of the leasehold estate covering the real property, described in Schedule A attached hereto and made a part hereof, and the buildings and improvements located thereon (collectively, the "Property") pursuant to the leases more particularly described in Schedule B annexed hereto (collectively, the "Leases").

            B. Pursuant to that certain Purchase and Sale Agreement, dated as of January ___, 2005, between Assignor, as seller, and Assignee, as purchaser (the "Purchase and Sale Agreement"), Assignor is conveying its leasehold estate in the Property to Assignee concurrently with its execution and delivery of this Assignment.

            D. In connection with such conveyance of fee title, Assignor desires to assign to Assignee all of its right, title and interest, if any, as tenant under the Leases, and Assignee desires to accept such assignment and to perform all of the obligations of the tenant under the Leases, upon and subject to the terms and conditions set forth herein.

            NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor and Assignee agree as follows:

            1. Assignor hereby assigns to Assignee all of the right, title and interest of Assignor as tenant under the Leases; subject however, to the Permitted Exceptions (as defined in the Purchase and Sale Agreement.

            2. Assignee hereby accepts the foregoing assignment and assumes and agrees to perform in a timely manner, in accordance with the terms and provisions of the Leases, each and all of the obligations of Assignor, as tenant under the Leases, first accruing and required to be performed on or after the date hereof.

            3. Except as otherwise expressly provided in the Purchase and Sale Agreement, the assignment effected hereby shall be on an "as-is, where-is, with all faults" basis, without recourse to or representation or warranty by Assignor.

            4. This Assignment shall inure to the benefit of and shall be binding upon the parties hereto and their respective successors, transferees and assigns.

            IN WITNESS WHEREOF, the parties hereto have executed this Assignment and Assumption of Lease as of the day and year first hereinabove set forth.

                                          ASSIGNOR:

                                          AMHERST INVESTORS BUSINESS TRUST
                                          By: Wilmington Trust Company
                                              not in its individual capacity but
                                              solely as trustee

                                          By: __________________________________
                                          Name:
                                          Title:


                                          ASSIGNEE:

                                          By: __________________________________
                                          Name:
                                          Title:

STATE OF NEW YORK  )
                   )
COUNTY OF NEW YORK )

      On _______________, 2005, before me personally appeared_________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.


                                                      __________________________
                                                      Signature of Notary

STATE OF NEW YORK  )
                   )
COUNTY OF NEW YORK )

      On _______________, 2005, before me personally appeared_________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.


                                                      __________________________
                                                      Signature of Notary

                            SCHEDULE A [TO EXHIBIT C]

                             Description of Property

    [Schedule A to the Assignment and Assumption of Lease will be the same as
                 Schedule A to the Purchase and Sale Agreement.]

                            SCHEDULE B [TO EXHIBIT C]

                              Description of Leases

(i) the Amended and Restated Lease Agreement, dated as of October 21, 1998, between the Town of Amherst Industrial Development Agency, as lessor, and Seller, as lessee, a Memorandum of Lease dated as of October 21, 1998 was filed on __________, 2000 in the Office of ______________, as _________________. and
(ii) the Consolidated, Amended and Restated Lease Agreement, dated as of October 21, 1998, between the Town of Amherst Industrial Development Agency, as lessor, and Seller, as lessee, a Memorandum of Lease dated as of October 21, 1998 was filed on __________, 2000 in the Office of ______________, as _________________.

                                    Exhibit D

                               EXISTING AGREEMENTS

                                      NONE

                                    EXHIBIT E

The following is the schedule of debt service payments under the Existing Indebtedness that would be present valued back, on a monthly basis, to the prepayment date based on the weighted average Current Yield of the then-most recently published (at http://www.federalreserve.gov/releases/h15/data.htm) 7-year and 10-year Treasury Constant Maturity Yield Index (weekly) rates, to determine the amount of the prepayment premium payable by Seller under the Existing Indebtedness. The difference between such present value and the outstanding principal balance of the debt is the prepayment premium. (The illustration below assumes a Closing Date of March 1, 2005 at a time when the most recently published 7-year Treasury Constant Maturity Yield Index (weekly) is 3.99% and the 10-year Treasury Constant Maturity Yield Index (weekly) is 4.25%. On that basis, the prepayment premium payable by Seller would be $1,316,784.61, and no additional Purchase Price shall be payable by Purchaser under Section 2.02(c) hereof. Alternatively, if the computed prepayment premium payable by Seller were $1,322,000 (because the relevant rates were slightly lower), then the additional Purchase Price payable by Purchaser shall be $2,000.)